UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
                         FORM 8-K AMENDED

          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):

                         January 28, 2000

               Commission File Number: 002-78335-NY


               -----------------------------------

                   PROVIDENTIAL HOLDINGS, INC.
      (Exact name of registrant as specified in its charter)


Nevada, U.S.A.                                         13-3121128
(State or other jurisdiction of                  (I.R.S. Employer
 incorporation or organization)               Identification No.)


      8700 Warner Avenue, Fountain Valley, California 92708
             (Address of principal executive offices)

                          (714) 596-0244
         (Issuer's telephone number, including area code)


                               N/A
       (Former name, former address and former fiscal year,
                  if changed since last report)

Item 7.  Financial Statements and Exhibits.

     On February 22, 2000, the Company filed an 8-K describing a change in control resulting from the conclusion of a Corporate Combination Agreement. Filed herewith are the financial statements, as required by the Securities Exchange Act of 1934. The Independent Auditor's Report is prepared by Daniel J. Holland, CPA, and consists of the balance sheet of Providential Securities, Inc. as of December 31, 1998 and 1997 and the related statements of income and retained earnings, and cash flows for the years then ended. Also filed herewith are the unaudited Pro Forma Statement of operations derived from the consolidated statement of operations of J R Consulting, Inc. for the year ended December 31, 1999 and the audited statement of operations of Providential Securities, Inc. for the year ended December 31, 1999.



                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 19, 2000

                                   PROVIDENTIAL HOLDINGS, INC.


                                   /s/ Henry Fahman
                                   President and Chairman

                                   /s/ Tina Phan
                                   Secretary and Director

   PRO FORMA STATEMENT OF OPERATIONS AS OF DECEMBER 31, 1999
                          (UNAUDITED)

     The following unaudited Pro Forma Statement of operations is derived from the consolidated statement of operations of J R Consulting, Inc. for the year ended December 31, 1999 and the audited statement of operations of Providential Securities, Inc. for the year ended December 31, 1999. The audited Pro Forma Statement of Operations reflects the acquisitions of JR Consulting (a reporting company) by Providential Securities, Inc (a previously non public company) in a reverse merger using purchase method of accounting and assumes that such acquisition was consummated as of January 1, 1999. The unaudited Pro Forma Statement of Operations should read in conjunction with the Consolidated Financial Statements of J R Consulting, Inc., the Financial Statements of Providential Securities, Inc., and the Notes thereto. The Pro Forma Statement of Operations does not purport to represent what the Company's results of operation would actually have been if the acquisition of J R Consulting, Inc. had occurred on the date indicated or to project the company's result of operations for any future period or date.
The Pro Forma adjustments as described in the accompanying data, are based on available information and the assumption set forth in the footnotes below which management believes are reasonable.



Operations Statements    J R Consulting,     Providential        Adjustments for     as Adjusted
Data                     Inc.                Securities, Inc.    Acquisition
---------------------    ---------------     ----------------    ---------------     ---------------

Revenue:
  Commissions & Fees     $                   $   5,874,022       $                   $   5,874,022
  Products & Services        2,195,000                                                   2,195,000
                         ---------------     ---------------     ---------------     ---------------
                             2,195,000           5,874,022                               8,069,022
                         ---------------     ---------------     ---------------     ---------------
Expenses:
  Costs of operations        3,167,000           6,521,352                               9,688,352
                         ---------------     ---------------     ---------------     ---------------

Loss from Operations          (972,000)           (647,330)                             (1,619,330)
                         ---------------     ---------------     ---------------     ---------------

Other Income                         -             143,637                                 143,637

Other Expenses                       -                   -            (102,300) (1)       (102,300)
                         ---------------     ---------------     ---------------     ---------------

Net Loss before Income Tax    (972,000)           (503,693)           (102,300)         (1,577,993)
                         ---------------     ---------------     ---------------     ---------------

Income Taxes                   330,480 (3)         170,386              34,782  (2)        535,648
                         ---------------     ---------------     ---------------     ---------------

Net Loss                 $    (641,520)      $    (333,307)      $     (67,518)      $  (1,042,345)
                         ===============     ===============     ===============     ===============

Weighted average common
 stock                                                                                  26,690,629
                                                                                     ===============

Loss per common shares                                                               $       (0.04)



PRO FORMA BALANCE SHEET
AS OF DECEMBER 31, 1999
(UNAUDITED)


Operations Statements    J R Consulting,     Providential        Adjustments for     as Adjusted
Data                     Inc.                Securities, Inc.    Acquisition
---------------------    ---------------     ----------------    ---------------     ---------------

ASSETS

Current Assets
  Cash                   $       1,000       $     199,293       $                   $     200,293
  Accounts Receivable        1,275,000             587,855                               1,862,855
  Marketable & Inventoried
    Securities                                     436,386                                 436,386
  Other current assets         127,000             389,649              34,782 (2)         551,431
                         ---------------     ---------------     ---------------     ---------------
                             1,403,000           1,613,183              34,782           3,050,965


Property & Equipments (net)    352,000           2,009,550                               2,361,550

Other Assets                   904,480             834,123            (102,300) (1)      2,816,823
                                                                      (330,480) (4)
                                                                      (535,000) (5)
                                                                     2,046,000  (6)
Undeveloped Natural
 Resources                                      26,500,000                              26,500,000
                         ---------------     ---------------     ---------------     ---------------
TOTAL ASSETS             $   2,659,480       $  30,956,856       $   1,113,002       $  34,729,338


LIABILITIES & STOCKHOLDERS' EQUITY

Current Liabilities
  Bank Overdraft         $     189,000       $                   $                   $     189,000
  Accounts Payable             697,000              88,697                                 785,697
  Accrued Expenses             417,000             312,921                                 729,921
  Other current
   liabilities               1,409,000             342,834                               1,751,834
                         ---------------     ---------------     ---------------     ---------------
                             2,712,000             744,452                 -             3,456,452

Long term debts                528,000           1,492,364                               2,020,364

Stockholders equity
  Preferred Stock            1,150,000             515,000          (1,150,000) (6)        515,000
  Common Stock                 381,000              19,971            (381,000) (6)         19,971
  Paid in Capital            2,857,000          28,111,198          (2,857,000) (6)     28,711,198
                                                (1,446,000) (4),(5),(6)
                                                 2,046,000  (6)
  Retained Earnings
   (deficit)                (4,968,520)             73,871              34,782  (2)          6,353
                                                                      (102,300) (1)
                                                                     4,968,520  (6)
                         ---------------     ---------------     ---------------     ---------------
                              (580,520)         28,720,040           1,113,002          29,252,522

TOTAL LIABILITIES &
 STOCKHOLDERS'
 EQUITY (DEFICIT)            2,659,480          30,956,856           1,113,002          34,729,338
                         ===============     ===============     ===============     ===============


Notes:


(1) Represents amortization of goodwill recorded in acquisition of J R Consulting, Inc.(refer #6 below)

(2) Represents tax effect of goodwill amortized in Pro Forma statement.

(3)  Represents income tax benefits at 34% of Net loss.

(4)  Reversal of deferred income tax in the books of J R
     Consulting before acquisition

(5) Goodwill in the books of J R Consulting not recorded in the combined books

(6) Acquisition of J R Consulting has been recorded through purchase method of accounting through following:

          Assets acquired                    $   1,794,000
          Liabilities assumed                   (3,240,000)
          Direct acquisition costs                (600,000)
                                             --------------
          Goodwill recorded in acquisition      (2,046,000)
                                             ==============
          Amortization of
          goodwill (20 years)                $    (102,300)
                                             ==============

DANIEL J. HOLLAND, CPA                Member:
1 Arcilla                             California Society of CPA's
Rancho Santa Margarita, CA 92688      American Institute of CPA's
(949) 888-8680
FAX: (949) 888-8679


                  INDEPENDENT AUDITOR'S REPORT

Shareholders
Providential Securities, Inc.
Fountain Valley, California

     I have audited the accompanying balance sheet of Providential Securities, Inc. as of December 31, 1998 and 1997 and the related statements of income and retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the company's management. My responsibility is to express an opinion on these financial statements based on my audits.

     I conducted my audits in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial, statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principle's used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

     In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Providential securities, Inc. as of December 31, 1998 and 1997 and its results of operations and cash flows for the years then ended, in conformity with generally accepted accounting principles.

     My audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The Schedules of Net capital Requirement on pages 15 and 16 are presented for purposes of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements, and in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/
Daniel J. Holland
Certified Public Accountant

Rancho Santa Margarita, California February 24, 1999

                     PROVIDENTIAL SECURITIES, INC.
                            BALANCE SHEETS
                   AS OF DECEMBER 31, 1998 AND 1997

                                ASSETS


                                                 As of December 31,
                                             -------------------------
                                             1998           1997
Current Assets:
Cash in Bank                                 $  432,860     $  170,526
Accounts Receivable                              91,399         66,369
Inventoried Securities                          190,488              -
Marketable Securities                           136,485        136,485
Prepaid Expenses                                 27,051          7,813
Other Assets                                     14,846              -
Advance to Shareholder                                -         55,666
                                             ----------     ----------
Total Current Assets                            893,128        436,859

Fixed Assets:
Office Building                               1,450,702              -
Furniture & Fixtures                             30,504         22,748
Office Equipment                                114,245         61,821
Leasehold Improvements                           15,000         15,000
Less: Accumulated Depreciation                  (80,060)       (26,800)
                                             ----------     ----------
Total Fixed Assets                            1,530,391         72,769

Other Assets:
Undeveloped Natural Resource
(See Note 10)                                26,500,000              -
Escrow Deposit                                    5,000         60,000
Deposits and Prepaid Rent                        49,834         13,923
                                             ----------     ----------
Total Other Assets                           26,554,834         73,923
                                             ==========     ==========

                                            $28,978,353     $  583,551


See accompanying accountant's report and notes to the financial statements.


                     PROVIDENTIAL SECURITIES, INC.
                            BALANCE SHEETS
                   AS OF DECEMBER 31, 1998 AND 1997

                 LIABILITIES AND STOCKHOLDERS' EQUITY



                                                 As of December 31,
                                             -------------------------
                                             1998           1997

Current Liabilities:
Accounts Payable                             $    9,395     $   23,307
Current Portion-Mortgage Payable                 14,002              -
Accrued Salaries and Commissions                212,746         58,469
Accrued Pension Plan                                  -              -
Advances from Shareholder                        38,610              -
Inventoried Short Positions                     176,615              -
Security Deposits from Tenants                   19,487
Franchise Tax                                         -            800
Payroll Taxes Payable                           16,8651         10,412
                                             ----------     ----------
Total Current Liabilities                       487,720         92,988

Long Term Liabilities:
Mortgage Payable                              1,245,145              -
                                             ----------     ----------
Total Long Term Liabilities                   1,245,145              -
                                             ==========     ==========
Total Liabilities                             1,732,865         92,988

Stockholder's Equity:
Common Stock, no par value,
 40,000,000 shares authorized,
 15,451,000 shares issued and
 outstanding                                     19,971         19,971
Additional Paid in Capital                  26,1767,700        267,700
Retained Earnings                               457,817        202,892
                                             ----------     ----------
Total Stockholders' Equity                   27,245,488        490,563
                                             ==========     ==========

                                            $28,978,353     $  583,551


See accompanying accountant's report and notes to the financial statements.


                     PROVIDENTIAL SECURITIES, INC.
              STATEMENTS OF INCOME AND RETAINED EARNINGS
            FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997



                                              Year Ended December 31,
                                             -------------------------
                                             1998           1997
Revenue:
Commissions & Fees                           $3,680,030     $2,511,880
Principal Transactions                          (56,720)       (15,505)
Other Income                                     79,047         44,509
                                             ----------     ----------
Total Revenue                                 3,702,357      2,540,884

Expenses:
Automobile Expense                               4,578          11,493
Accounting & Legal                              56,026          22,863
Bank and finance charges                         3,231           3,158
Clearing Charges & Assessments                 724,653         668,022
Business Promotion & Advertising                 9,147           1,872
Client Reimbursements                                -          10,829
Commissions                                  1,689,760       1,280,481
Contract Labor                                  59,948          17,057
Charitable contributions                        25,346          17,410
Depreciation                                    53,259          16,445
Equipment Lease                                 75,624          13,199
Insurance & Bonding                              9,320           8,995
Interest                                       125,955               -
Licenses, Permits and Registrations             28,813          22,270
Miscellaneous                                   25,761          15,233
Office Expense                                  79,964           4,510
Repairs and Maintenance                         27,491           1,846
Penalties                                        7,325          10,000
Pension Plan Contribution                            -               -
Postage & Freight                                6,156           5,593
Quote Service and Market Fees                  188,119         143,812
Rent                                            51,234          74,244
Seminars and Training Material                   7,050               -
Salaries                                       133,159         152,500
Payroll Taxes                                   12,799           9,145
Property Tax                                     8,741               -
Telephone                                       91,951          71,348
Travel                                          15,431           8,303
Utilities                                       26,576               -
                                             ----------     ----------
Total expenses                               3,547,417       2,580,628

Income (Loss) from Operations                  154,940         (39,744)

                                             ---------      ----------
Other Income:
Interest Income                                 26,323          34,671
Rental Income                                   74,462               -
Net income (Loss) Before Taxes                 255,725          (5,073)
Provision for Taxes on Income                     (800)           (800)
                                             ---------      ----------
Net Income (Loss)                              254,925          (5,873)

Retained Earnings - Beginning                  202,892         223,592
Prior period adjustment                                              -
Unrealized Loss on Marketable Security               -          (6,656)
Shareholder Distributions from
 Accumulated Adjustments Account                     -          (8,171)
Retained Earnings - Ending                   $ 457,817      $  202,892


See accompanying accountant's report and notes to the financial statements.


                     PROVIDENTIAL SECURITIES, INC.
               STATEMENTS OF CHANGES IN OWNERSHIP EQUITY
            FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997



                                              Year Ended December 31,
                                             -------------------------
                                             1998           1997
Common Stock:
Beginning Balance                            $   19,971     $   19,971
Changes During the Year                               -              -
Ending Balance                               $   19,971     $   19,971
Additional Paid in Capital:
Beginning Balance                            $  267,700     $        -
Additional Paid in Capital
 Contributed During the Year                 26,500,000        267,700
Ending Balance                              $26,767,700     $  267,700
Retained Earnings:
Beginning Balance                            $  202,892     $  223,592
Adjustments:
Unrealized Loss                                                 (6,656)
Shareholder Distributions
From Previously Taxed Income                          -        (81,171)
Profit (Loss) for the Year                      254,925        (54,873)
Ending Balance                               $  457,817     $  202,892

Additional Information:

     During the year ended December 31, 1998, the Company altered its capital stock structure. It authorized a total of 40 million shares of common stock with no par value. Further, it authorized two separate classes of preferred stock, each with 10 million shares authorized and with par value set for each class at $5 per share.

See accompanying accountant's report and notes to the financial statements.


                     PROVIDENTIAL SECURITIES, INC.
                       STATEMENTS OF CASH FLOWS
            FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997



                                              Year Ended December 31,
                                             -------------------------
                                             1998           1997
Cash Flows from Operating Activities:
Net Income (Loss)                            $  254,925     $   (5,873)
Adjustments to Reconcile Net Income
 to Net Cash Provided by Operations:
Depreciation of Property
 and Equipment                                   53,260         16,445
Increase in Accounts Receivable                 (25,029)        (5,295)
Increase (Decrease) in Deposits &
 Prepaid Rent                                    19,089        (72,272)
Increase in Prepaid Expenses                    (19,238)        (2,992)
(Increase) Decrease in Other Assets             (14,846)         1,517
Increase in Inventoried Positions (Net)         (13,873)             -
Increase (Decrease) in Accounts Payable         (13,912)         9,288
Increase (Decrease) in Payroll Tax Payable        6,453        (15,602)
Increase in Accrued Salaries and Commissions    154,277         31,407
Increase (Decrease) in Other Liabilities         18,687         (9,432)
                                             ----------     ----------
Total Adjustments                               164,868        (46,936)
                                             ----------     ----------
Net Cash Provided (Used) by Operations          419,793        (52,809)
                                             ----------     ----------

Cash Flows from Investing Activities:
Purchase of Fixed Assets                       (250,882)       (61,121)
Purchase of Marketable Securities-
 Net of Unrealized Loss                               -        (22,410)
Increase (Decrease) in Advance
 from Shareholder                                55,666        (55,666)
Increase in Advance from Shareholder             38,610
                                             ----------     ----------
Net Cash Used in Investing Activities          (156,606)      (139,197)
                                             ----------     ----------

Cash Flows from Financing Activities:
Reduction in Principal on Mortgage Payable         (853)             -
Additional Paid in Capital                            -        267,700
Shareholder Distributions                             -         (8,171)
                                             ----------     ----------
Net Cash Provided (Used) in
 Financing Activities                              (853)       259,529
                                             ----------     ----------

Net Increase in Cash                            262,334         67,523
                                             ----------     ----------

Cash at Beginning of Year                       170,526        103,003
                                             ----------     ----------

Cash at End of Year                          $  432,860     $  170,526
                                             ----------     ----------

Supplementary Information:

     The Company expended $125,955 in 1998 and $2,301 in 1997 for interest and $800 in 1998 and $800 in 1997 for income taxes.
     The Company treats cash in banks and in certificates of deposit with maturities of 90 days or less as cash equivalents for purposes of this statement.

Non-cash Transactions:

     The Company incurred $1,260,000 of debt in order to finance the acquisition of an equal amount of buildings and improvements.

     The Company acquired Undeveloped Natural Resources in the amount of $26,500,000 in exchange for an equal amount of Additional Paid-in-capital.

See accompanying accountant's report and notes to the financial statements.


                 PROVIDENTIAL SECURITIES, INC.
               NOTES TO THE FINANCIAL STATEMENTS
                       DECEMBER 31, 1998


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

     Providential securities, Inc. ("the Company") was incorporated in the State of California on October 8, 1992. It operates a securities brokerage service in Fountain Valley, California with a licensed branch office in Beaverton, Oregon, and a satellite office in Los Angeles, California. Through the National Association of Security Dealers, the Company is licensed to operate in various other states as well. The principal market for the Company's services are individual investors that are located throughout the United States. The Company buys and sells securities for its customers through a number of different markets utilizing a brokerage clearinghouse to transact the trades. The Company also instituted a Day-trading department during the year ended December 31, 1998 which enabled it to cater to its clientele that are more active in day-trading activity. The financial statements of the Company have been prepared using the accrual basis of accounting. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Accounts Receivable

     The Company does not provide for an allowance for doubtful accounts. Accounts receivable represent the commissions earned during the previous month which are always paid by the Company's clearing house prior to the end of the subsequent month.

Property and Equipment

     The Company records the purchase of property and equipment at its historical cost and depreciates these assets using the straight line method over the following estimated useful lives:

     Furniture and equipment        5 years
     Buildings and improvements    29 years

Income Taxes

     The Company, with the consent of its stockholders, have elected to be taxed as an S-Corporation for federal and state income tax purposes. As a result, the individual stockholders are taxed personally on their proportionate share of the income and expense of the corporation. Consequently, no provision for corporate income tax is made in these financial statements, other than the franchise tax due to the State of California.

                 PROVIDENTIAL SECURITIES, INC.
               NOTES TO THE FINANCIAL STATEMENTS
                       DECEMBER 31, 1998


NOTE 2 - ADVANCES DUE TO/FROM SHAREHOLDER

     During the years ended December 31, 1998 and 1997, the Company advanced monies to, and was advanced monies from, certain of its shareholders. No interest receivable or payable was accrued on these advances during the years ended December 31, 1998 or 1997 as the monies are rarely outstanding for more than one month.


NOTE 3 - MARKETABLE SECURITIES

     The Company held certain marketable equity securities as of December 31, 1998 and 1997 as follows:

                                        Cost           Market Value

As of December 31, 1998 and 1997:
  Jockey Club - 1,500 shares            $   3,768      $       0
  Tri-Kal Int'l - 15,165 shares           141,241        136,485

Total                                   $ 145,009      $ 136,485


     These securities are traded on a bulletin board service and the market valuation is based upon the offering price determined by the securities' market maker. The Company records its marketable securities at the lower of its aggregate cost or market value. As of December 31, 1998 and 1997 the market value was lower than the aggregate cost and therefore the Company had previously recorded the unrealized losses.


NOTE 4 - OFFICE BUILDING

     On January 8, 1998, the Company purchased an office building in Fountain Valley, California containing approximately 20,000 square feet of usable office space. The purchase price of the building, which includes the approximately .95 acres that it is situated upon was $1,400,000. The property is encumbered by a first trust deed mortgage that is explained in Note 7 to these financial statements.

     The Company leases out approximately 6,700 square feet of the building to two separate tenants under separate leases. One lease is a year to year agreement, while the other lease is set to expire in December, 2003. Combined the two leases call for minimum monthly rents in the amount of $7,053.

                 PROVIDENTIAL SECURITIES, INC.
               NOTES TO THE FINANCIAL STATEMENTS
                       DECEMBER 31, 1998


NOTE 5 - UNDEVELOPED NATURAL RESOURCE

     On or about September 28, 1998, the Company entered into an agreement with a previously unrelated party whereby the Company issued 2,650,000 of its authorized common stock (representing 17.15% of the total issued) in exchange for a parcel of undeveloped property in Coos Bay, Oregon. The property consists of approximately 80 acres of raw land which contains extensive Silica Sand deposits. The Company commissioned an evaluation of the marketable value of the silica deposits and it was determined by an independent study that the aftermarket value of the extracted sand was between $53 million and $600 million. The parties agreed to utilize one-half of the lowest valuation in order to maintain conservatism and to minimize the dilution of its outstanding shares of stock. The new shareholders previously had relations with the Company, one of whom was and still is a registered representative and the other was an original incorporator.

     Management feels that development of this property will enable it to diversify the Company's operations and reduce its dependance on its present core activities. Management is currently formulating a business plan to estimate all associated costs, depletion allowances and tax consequences of developing the property.


NOTE 6 - RELATED PARTY TRANSACTIONS

     The Company entered into an agreement with one of its officers for an operating lease for an automobile which was used by the Company's president. The lease expires on August 31, 1999. Lease payments were set at $856 per month. During the year ended December 31, 1998 $856 was expended for the automobile lease.


NOTE 7 - MORTGAGE PAYABLE

     The Company is indebted to a bank for a mortgage which secures the office building referenced in Note 4. The note was in the original amount of $1,260,000. The note is payable in adjustable fully amortized monthly installments of principal and interest over a period of twenty-five years. interest accrues based upon the Low New York Prime Rate plus 1.751%. The rate commenced at 10% and as of December 31, 1998 the rate was at 9.25%. The outstanding principal, including accrued interest, as of December 31, 1998 was $1,259,147.

                 PROVIDENTIAL SECURITIES, INC.
               NOTES TO THE FINANCIAL STATEMENTS
                       DECEMBER 31, 1998


NOTE 7 - MORTGAGE, PAYABLE - CONTINUED

     Future maturities for the mortgage note are as follows:

     Twelve months ended December 31,        1999      $14,002
                                             2000       16,048
                                             2001       17,597
                                             2002       19,295
                                             2003       21,158

                                        Thereafter   1,171,047
                                                     1,259,147

                              Less: Current Portion    (14,002)
                              Long term portion     $1,245,145


NOTE 8 - COMMITMENTS AND OBLIGATIONS

     In November, 1997 the Company entered into a lease agreement for office space in Beaverton, Oregon which houses its branch office. The lease expires in November, 2000. Minimum monthly rent after the first three months (which were rent free) is set at $2,495 for the balance of the lease term.

     The Company is also obligated under nine separate computer equipment, communications equipment, vehicle and software leasing agreements. One of these leases is with a related party and is referenced in Note 6. The leases have various expiration dates, none of which extend beyond the year 2002. The agreements also have various buy-out and renewal terms, however, they are all treated as operating leases. The current monthly rent payment on all of these leases totals $12,211 and during the year ended December 31, 1998 $75,624 was expended on these rental payments. The minimum annual lease payments during the course of these facilities and equipment leases are as follows:

                                                       Amount

                    Year ending December 31, 1999      $171,575
                                             2000       116,023
                                             2001        19,440
                                             2002           955
                                                       --------
                                                       $307,993


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                 PROVIDENTIAL SECURITIES, INC.
               NOTES TO THE FINANCIAL STATEMENTS
                       DECEMBER 31, 1998


NOTE 9 - PENSION PLAN

     The Company has instituted a defined contribution Pension plan for its employees. The terms of the plan are such that management has the discretion to contribute up to 15% of the applicable wages for each qualified employee each year. The Company elected not to make a contribution for 1998 or 1997.


NOTE 10 - CONCENTRATIONS OF RISK

     The Company currently utilizes one single brokerage clearing house to transact all of its trades. Although there are a limited number of clearing houses, management believes that other clearing houses could provide similar services on comparable terms. In fact, the company changed to a different clearing house at more favorable terms during the past year. The current firm provides $24.5 million in investor protection for each account (in addition to the SIPC protection of $500,000.)


NOTE 11 - SUBSEQUENT EVENTS

     In January, 1999 the Company committed to purchase substantially all of the assets of a privately-held company located in Garden Grove, California. The Company is a registered Internet Service Provider. The purchase price is tentatively set at $400,000, and the terms of the agreement call for Providential Securities to pay $80,000 in cash and issue 400,000 shares of its common stock to the Company's owners as consideration. The company purports to have approximately $300,000 in customer billings as well as some $175,000 in internet service equipment. The Company is still in the midst of its due diligence in this matter.

     On January 11, 1999 the Company purchased a residential property located in Irvine, California. The purchase price was $325,000 and the property is secured by a first trust deed mortgage with a bank in the amount of $227,500. It is the intent of the Company to make this residence available to offer to potential new management personnel as a relocation incentive.
The mortgage is payable in 360 monthly installments of principal and interest with interest accruing at an adjustable rate based upon the bank's index fund. The initial rate is at 6.5% and cannot exceed 12.25%.

     Management, in late 1998, published an offering memorandum for its new preferred class of stock. This offering expires on March 15, 1999 but management may extend this date if the minimum, goal of $500,000 in capital is not raised. To date the Company has received commitments totaling $300,000 towards its goal. Management intends to utilize this capital to upgrade its operations.

                 PROVIDENTIAL SECURITIES, INC.
               NOTES TO THE FINANCIAL STATEMENTS
                       DECEMBER 31, 1998


NOTE 12 --ESTIMATES AND CLAIMS

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     The Company is a defendant in two customer complaints. One of the complaints was submitted to arbitration on January 27, 1999 and the arbitrators have not yet returned their judgement. The other complaint is set for a preliminary arbitration hearing in August, 1999. The claims would not be covered under the Company's current insurance policy. The amount of liability, if any, from the claims cannot be estimated, but management and its outside counsel are of the opinion that the outcome of the claims will not have a material impact on the Company's financial position. Nevertheless, due to uncertainties in the settlement process, it is at least reasonably possible that management's view of the outcome will change in the near term.


NOTE 13 - SCHEDULE OF NET CAPITAL REQUIREMENT

     The accompanying schedule of net capital requirement
(included in supplementary information) determines the Company's compliance with the Securities and Exchange Commission's net worth requirements.


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